UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2008

ADVANCED MEDICAL OPTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	01-31257	33-0986820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 E. St. Andrew Place Santa Ana, CA	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 247-8200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 2, 2007, Advanced Medical Optics, Inc. (the “Company”), a Delaware corporation, completed the acquisition of all the outstanding voting securities of IntraLase Corp.

The Company is filing this Current Report on Form 8-K in connection with the filing of the Company’s registration statement on Form S-3 on August 26, 2008 to include unaudited pro forma condensed combined financial information reflecting the acquisition of IntraLase Corp., as updated through December 31, 2007.

Item 9.01	Financial Statements and Exhibits

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined statement of operations reflecting the acquisition of IntraLase Corp. through December 31, 2007 are attached hereto as Exhibit 99.1.

(d)	Exhibits

99.1	Unaudited pro forma condensed combined statement of operations described in 9.01(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MEDICAL OPTICS, INC.
(Registrant)

Date: August 25, 2008	By:	/s/ MICHAEL J. LAMBERT
Michael J. Lambert,
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

99.1	Unaudited pro forma condensed combined statement of operations described in Item 9.01(b)